UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   February 2, 2010

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1  Press Release dated February 2, 2010

Item 2.02 Results of Operations and Financial Condition

    On February 2, 2010, NV Energy, Inc. (the “Company”) issued a press release in which it stated that it expected to report earnings per share of $0.78 per share for the fiscal year ended December 31, 2009.  The text of the release is furnished herewith as Exhibit 99.1.  The fourth-quarter earnings and 2009 year-end results are scheduled to be reported on a conference call and webcast at 7:00 a.m. Pacific Standard Time on February 8, 2010, as previously announced.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

    On February 2, 2010, the Company announced that William D. Rogers, the Company’s Chief Financial Officer and Treasurer, had resigned.  E. Kevin Bethel, 46, the Company’s current Chief Accounting Officer and Controller, will serve as interim Chief Financial Officer of the Company until a permanent successor  is named. Before joining NV Energy in December 2007, Mr. Bethel was Assistant Controller for American Electric Power in Columbus, Ohio.

Compensatory Arrangements of Certain Officers.

    On February 2, 2010, the Board of Directors of the Company approved the Compensation Committee’s recommendation to adopt the 2010 Officer Compensation Program for the Company.  Data from Towers Watson’s Philadelphia Compensation practice and Frederic W. Cook & Co., Inc. was used to provide guidance in setting named executive officer compensation.  The 2010 Officer Compensation Program consists of (1) an annual base salary, (2) target participation rates for cash awards under the NV Energy 2010 Short Term Incentive Plan (STIP) ranging from 40% to 100% of base salary depending upon officer level, and (3) value ranges for grants under the NV Energy Long Term Incentive (LTIP) plan.  In reaching its decision to recommend adoption of the 2010 Officer Compensation Program, the Compensation Committee consulted with its independent consultant, Towers Watson and Frederic W. Cook & Co., Inc. The Company generally seeks to pay total direct compensation near the 50th percentile of other comparable companies using data provided by its independent consultants.

   2010 Named Executive Officer Cash Compensation

    The Board also accepted the Compensation Committee’s recommendation to approve the  STIP structure for named executive officers of the Company.  The 2010 STIP structure for officers includes assuring investment diligence, building strong customer relations and achieving operational excellence and delivering sustainable energy, which has a weighting of 75% for performance against the STIP scorecard, with the other 25% of this award based upon an individual performance assessment.  The Committee will continue its practice of reviewing and approving final STIP payments to all officers.  Performance against the Company’s STIP scorecard is measured by the end of the Fiscal year by the Company’s Finance organization and results are subjected to internal audit prior to being sent to the CEO and the Committee.  The Committee approved the STIP measures and targets for the Officer group.

    The Board approved the Committee’s recommended 2010 adjustments to base salaries and 2010 STIP targets (expressed as a percentage of base salary) for the following named executive officers.  There had been no adjustments in 2009 to the base salary of any of these executive officers:

Name and Title	2010 Base Salary	2010 STIP % Target

Michael Yackira	$800,000	100%
Jeffrey Ceccarelli	$385,000	55%
Paul Kaleta	$420,000	60%
Roberto Denis	$385,000	55%

   2010 Named Executive Officer Equity Compensation

    On February 2, 2010, the Board of Directors accepted the Compensation Committtee’s determination that there would not be a payout of 2007 Performance Shares under a grant awarded in February of that year.  Measurement data from Towers Watson indicated that the minimum performance threshold of the 35th percentile against the Dow Jones Utility Index had not been met, and therefore, no payment would be made to participants in that grant.  The Board of Directors of the Company further  accepted the Compensation Committee’s recommendation to approve the 2010 Long Term Incentive Plan (LTIP) equity grants to named executive officers with the following values:

Name and Title	2010 LTIP Grant Value (1)

Michael Yackira	$1,720,000
Jeffrey Ceccarelli	$481,250
Paul Kaleta	$525,000
Roberto Denis	$481,250

(1)
The number of shares to be issued in connection with the 2010 LTIP Grant Values set forth in the table will be calculated using an average of the closing share price of the Company’s stock for the five business day period beginning February 11, 2010 and ending on February 18, 2010.

    Two thirds of the equity grants under the LTIP plan will be awarded as performance shares against a Total Shareholder Return (TSR) measured against the S&P Electric Utility index.  One third of the equity grant under the LTIP plan will be awarded as performance based restricted shares measured against a three year aggregate score of the STIP.

    The TSR-based performance shares will vest, if at all, at the end of a three year period based on a comparison of the Company’s TSR to other companies on the S&P Electric Utility index.  No shares will vest if the Company’s TSR is below the 35th percentile on this index, 50% of the grant will vest if the TSR is at the 35th percentile, 100% will vest if the TSR is at the 50th percentile and 150% will vest if the TSR is at or above the 75th percentile.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits — The following exhibit is furnished with this Form 8-K:

    EX-99.1 — Press Release dated February 2, 2010

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV ENERGY, INC. (Registrant)
Date: February 5, 2010	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Corporate Senior Vice President, General Counsel and Secretary

Nevada Power Company d/b/a NV Energy (Registrant)
Date: February 5, 2010	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Senior Vice President, General Counsel and Secretary

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: February 5, 2010	By:	/s/ Paul J. Kaleta
Paul J. Kaleta
Senior Vice President, General Counsel and Secretary